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                                                       Exhibit 23(a)


                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Heritage Media Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                             KPMG Peat Marwick LLP


Dallas, Texas
November 3, 1995